UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 10, 2003

STRATUS SERVICES GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15789	22-3499261
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Craig Road, Suite 201, Manalapan, New Jersey 07726
(Address of principal executive offices)

(732) 866-0300
(Registrant’s telephone number including area code)

ITEM 2.                                                     ACQUISITION OR DISPOSITION OF ASSETS.

(a)                                  On September 10, 2003, Stratus Services Group, Inc., a Delaware corporation (“Stratus” or the “Registrant”), completed the sale, effective as of September 15, 2003 (the “Effective Date”), of substantially all of the tangible and intangible assets, excluding accounts receivable, of five of its New Jersey offices to D/O Staffing LLC (“D/O”).  The offices sold are the following:  Elizabeth, New Jersey; New Brunswick, New Jersey; Paterson, New Jersey; Perth Amboy, New Jersey and Trenton, New Jersey.   Pursuant to the terms of an Asset Purchase Agreement between the Registrant and D/O dated September 10, 2003 (the “Asset Purchase Agreement”), the base purchase price for the purchased assets was $1,250,000 payable as follows:

(i)             $1,150,000 payable in certified funds at the closing; and

(ii)          $100,000 payable in certified funds into escrow at the closing to be held in escrow by attorneys for the Buyer pursuant to the terms of an escrow agreement, to account for certain post-closing adjustments.

Additionally, Stratus will receive as a deferred purchase price (the “Bonus”), an amount equal to $125,000 if, for the one year period measured from the Effective Date, the purchased assets generate for D/O at least $18,000,000 in actual billings by client accounts serviced by Stratus as of the closing and transferred by Stratus to D/O pursuant to the Asset Purchase Agreement.  If this milestone is reached as of the one year anniversary of the Effective Date, D/O shall pay to Stratus the Bonus within 60 days, by way of a Promissory Note, in the principal amount of $125,000 payable over a twenty-four (24) month period and bearing interest at an interest rate of six (6%) per annum.

In connection with the transaction, each of Stratus and D/O entered into Non-Compete and Non-Solicitation Agreements pursuant to which Stratus agreed not to compete with D/O in certain areas or regarding certain accounts, and D/O agreed not to compete with Stratus with respect to certain accounts, including, without limitation, accounts serviced by Stratus’ six remaining offices in New Jersey, for a period of eighteen (18) months.  Additionally, two former Stratus management employees who are now employees of D/O also entered into Non-Compete and Non-Solicitation Agreements for eighteen (18) months as well.

The purchase price for the assets was arrived at through arms-length negotiations between the parties.  Proceeds from the transaction will be used primarily to pay down existing debt to Stratus’ primary lender, to pay certain past due taxes and for other working capital purposes.

The above descriptions of the Asset Purchase Agreement and the Non-Competition and Non-Solicitation Agreements do not purport to be complete and are qualified in their entirety by the full text of such documents, which are attached as exhibits to this Form 8-K.

On August 22, 2003, Stratus completed the sale, effective as of August 18, 2003 (the “ALS Effective Date”) of substantially all of the tangible and intangible assets, excluding accounts receivable, of its Miami Springs, Florida office.  Pursuant to the terms of the Asset Purchase Agreement between Stratus and ALS, LLC, a Florida limited liability company (“ALS”) dated August 22, 2003 (the “Purchase Agreement”), the purchase price for the purchased assets was $128,000, payable as follows:  ALS executed and delivered to Stratus on the Closing Date, a promissory note (the “Note”) in the principal amount of $128,000, plus interest at the rate of 7% per annum, with payments over a 60 month period, such payments due monthly.  However, until such time as all outstanding receivables due and owing by Stratus to ALS, as of the date of the Purchase Agreement in the amount of $289,635.30 have been paid in full, these monthly payments shall be deducted from any and all amounts due from Stratus to ALS.  The amount of the monthly payments due

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under the Note will be the greater of $10 per month or 20% of the monthly net profits generated by the staffing business originating from the purchased assets, commencing October 31, 2003.  The Note is secured by a security interest in all of the purchased assets.

In connection with the transaction, ALS entered into a Non-Compete and Non-Solicitation Agreement pursuant to which ALS agreed not to compete with Stratus with respect to any of Stratus’ other remaining offices for a period of eighteen (18) months.

The purchase price for the assets acquired by ALS was arrived at through negotiations with a related party purchaser.  The son of Stratus’ President and Chief Executive Officer is a fifty percent (50%) member in ALS, LLC.  The Company believes that the terms of the transaction are comparable to those which would have been obtained in a transaction with an unrelated party.  Proceeds from the Note will be used to pay down existing debt and for working capital purposes.  The terms of this sale were not previously disclosed in a Form 8-K because it was not deemed to be a material transaction.

On March 9, 2003, Stratus completed the sale of substantially all of the tangible and intangible assets, excluding accounts receivable, of its Colorado Springs, Colorado office.  Pursuant to the terms of an Asset Purchase Agreement between the Registrant and US Temp Services, Inc. (“US Temps”) dated March 9, 2003, the purchase price for the purchased assets was $20,000 which was paid by means of a promissory note in the principal amount of $20,000, which bears interest at the rate of six percent (6%) per annum and is payable in monthly installments, over a three (3) year period.  Payments are made at the rate of $608.44 per month, the first such payment commencing on the closing date with a sixty (60) day grace period thereafter, and the rest of such payments being made on the first of the month following thereafter.  The Note is secured by a security interest on all of the purchased assets.

The purchase price for the assets acquired by US Temps was arrived at through arms-length negotiations between the parties.  Proceeds from the transaction will be used primarily to pay down existing debt to Stratus’ primary lender, to pay certain past due taxes and for other working capital purposes.

The terms of this sale were not previously disclosed in a Form 8-K because it was deemed not to be a material transaction.

Certain information included in this Report on Form 8-K and other Registrant filings (collectively, the “SEC filings”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results.  Among these risks, trends and uncertainties are matters relating to conditions facing the staffing industry generally, continued operating losses and their effect on liquidity, the continued cooperation of the Registrant’s creditors, and the risks described in the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

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ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

Page
(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED – Not applicable

(b)	PRO FORMA FINANCIAL INFORMATION.

(1)	Introductory Note	F-1

(2)	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2003	F-2

(2)	Unaudited Pro Forma Condensed Statement of Operations for the Year Ended September 30, 2002	F-3

(3)	Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 2003	F-4

(4)	Notes to Unaudited Pro Forma Financial Statements	F-5

(c)	EXHIBITS.

Exhibit

2.11	Asset Purchase Agreement dated as of September 10, 2003 between Stratus Services Group, Inc. and D/O Staffing, LLC.

10.19.1	Stratus Services Group, Inc., Non-Competition and Non-Solicitation Agreement

10.19.2	D/O Staffing LLC, Non-Competition and Non-Solicitation Agreement

10.19.3	William DeNino, Non-Competition and Non-Solicitation Agreement

10.19.4	Kevin Case, Non-Competition and Non-Solicitation Agreement

99	News Release dated September 23, 2003 of Stratus Services Group, Inc.

ITEM 9.                  REGULATION FD DISCLOSURE (Information provided under Item 12 – Results of Operations and Financial Condition).

The following information is being provided under Item 12-Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.  Such information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On September 23, 2003, Stratus Services Group, Inc. issued a news release to report (a) its financial results for the quarter ended June 30, 2003 and (b) the sale of certain of its offices.  The release is furnished as Exhibit 99 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATUS SERVICES GROUP, INC.

Date: September 25, 2003	By:	/s/ JOSEPH J. RAYMOND
Joseph J. Raymond
President & CEO

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UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Effective September 15, 2003, we sold substantially all of the tangible and intangible assets, excluding accounts receivable, of five of our New Jersey offices to D/O Staffing LLC (“D/O”), a New Jersey limited liability company.  We also sold assets of two of our other offices in transactions not deemed to be material individually, but, for purposes of preparing unaudited pro forma condensed financial information these sales have been included as well.

Effective August 18, 2003, we sold substantially all of the assets of our Miami Springs, Florida office to ALS, LLC (“ALS”), a Florida limited liability company.

Effective March 9, 2003, we sold substantially all of the assets of our Colorado Springs, Colorado office to US Temp Services, Inc., a Nevada corporation.

Effective January 1, 2002, we acquired substantially all of the tangible and intangible assets, excluding accounts receivable, of seven offices of Provisional Employment Solutions, Inc. (“PES”), a Georgia corporation.

Effective December 1, 2002, we acquired substantially all of the tangible and intangible assets excluding accounts receivable of six offices of Elite Personnel Services, Inc. (“Elite”), a California corporation.

The unaudited pro forma condensed balance sheet and statement of operations are presented to give effect to both of the PES and Elite acquisitions and the D/O, Colorado Springs and Miami Springs sales.  As noted in footnote (1) herein, the pro forma condensed balance sheet assumes that the sale of the New Jersey and Miami Springs offices occurred as of June 30, 2003 and the pro forma condensed statement of operations assumes that all of the acquisitions and sales occurred October 1, 2001.

The purchase price allocation to the assets acquired was based on a preliminary estimate in determining their respective fair values.  We believe that the preliminary allocations are reasonable and are subject to revisions upon completion of an independent valuation study.

The historical information set forth in the proforma condensed statement of operations has been adjusted to reflect a change in the manner in which the Company recognizes revenues from payrolling services.  The Company has changed the method of reporting the revenues from payrolling services ("payrolling") from gross billing to a net revenue basis.  The Company expects to amend its Report on Form 10-K for the fiscal year ended September 30, 2002 and its reports on Form 10-Q for the fiscal quarters ended December 31, 2002, March 30, 2003 and June 30, 2003, respectively, to reflect the change in the near future.

The pro forma financial information is not necessarily indicative of the actual results of operations or financial position that would have occurred had the acquisition of the other transactions occurred on the assumed dates nor do they represent any indication of future performance.  The pro forma adjustments give effect to available information and assumptions that we believe are reasonable.  The pro forma financial information should be read in conjunction with our audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

STRATUS SERVICES GROUP, INC.

Unaudited Pro Forma Condensed Balance Sheet

As of June 30, 2003

	Stratus Services Group, Inc.	Less: Sold Offices (a)	Sale Proceeds (b)	Pro Forma Total
Assets
Current assets
Cash and cash equivalents	$374,973	$—	$1,103,000	$1,477,973
Accounts receivable	12,053,408	—	—	12,053,408
Unbilled receivables	2,610,814	—	—	2,610,814
Other receivables	—	—	100,000	100,000
Prepaid insurance	3,173,585	—	—	3,173,585
Prepaid expenses and other current assets	296,586	—	—	296,586
Net assets of sold branches	1,361,800	1,361,800	—	—
	19,871,166	1,361,800	1,203,000	19,712,366

Property and equipment, net of accumulated depreciation	1,044,175			1,044,175

Intangible assets, net of accumulated amortization	1,707,920			1,707,920
Goodwill	5,816,352			5,816,352
Deferred financing costs, net of accumulated amortization	4,562			4,562
Other assets	245,729		128,000	373,729
	$28,689,904	$1,361,800	$1,331,000	$28,659,104
Liabilities and Stockholders’ Equity
Current liabilities
Loans payable (current portion)	$1,043,917	$	$	$1,043,917
Loans payable – related parties	457,337	—	—	457,337
Notes payable – acquisitions (current portion)	645,453	—	—	645,453
Line of credit	9,508,071	—	—	9,508,071
Cash overdraft	1,652,252	—	—	1,652,252
Insurance obligation payable	168,604	—	—	168,604
Accounts payable and accrued expenses	8,090,485	—	—	8,090,485
Accrued payroll and taxes	2,445,672	—	—	2,445,672
Payroll taxes payable	1,922,572	—	—	1,922,572
	25,934,363	—	—	25,934,363

Loans payable (net of current portion	105,460	—	—	105,460
Notes payable – acquisitions (net of current portion)	2,228,636	—	—	2,228,636
Convertible debt	40,000	—	—	40,000
	28,308,459	—	—	28,308,459

Temporary equity – put options	823,000	—	—	823,000

Stockholders’ equity (deficiency)	(441,555)	1,361,800	1,331,000	(472,355)
	$28,689,904	$1,361,800	$1,331,000	$28,659,104

See accompanying unaudited pro forma notes to financial statements

STRATUS SERVICES GROUP, INC.

Unaudited Pro Forma Condensed Statement of Operations

For the Year Ended September 30, 2002

	Stratus	Add: Elite Personnel Services	Add: Provisional Employment Services	Less: Sold Offices (d)	Pro Forma Adjustments		Pro Forma
Revenues	$65,121,095	$24,177,000	$5,158,000	$19,261,294	$—		$75,194,801

Cost of revenues	53,600,695	21,773,000	4,430,000	15,975,979	—		63,827,716

Gross profit	11,520,400	2,404,000	728,000	3,285,315	—		11,367,085

Operating expenses	15,048,933	2,597,000	482,000	3,120,867	124,000	(a)	15,131,066

Earnings (loss) from continuing operations before other income (expenses)	(3,528,533)	(193,000)	246,000	164,448	(124,000)		(3,763,981)

Other income (expenses):
Interest and financing costs	(1,975,932)	—	—	(286,297)	(218,000	)(b)	(2,004,635)
					(97,000	)(c)
(Loss) on sale of investment	(2,159,415)	—	—	—	—		(2,159,415)

Other income (expense)	83,398	—	—	—	—		83,398
	(4,051,949)	—	—	(286,297)	(315,000)		(4,080,652)

Earnings (loss) from continuing operations	(7,580,482)	(193,000)	246,000	(121,849)	(439,000)		(7,844,633)

Dividends and accretion on preferred stock	(1,041,810)	—	—	—	—		(1,041,810)

Net earnings (loss) from continuing operations attributable to common stockholders	$(8,622,292)	$(193,000)	$246,000	$(121,849)	$(439,000)		$(8,886,443)

Net earnings (loss) per share from continuing operations attributable to common stockholders (basic and diluted)	$(.82)						$(.83)

Weighted average shares outstanding (basic and diluted)	10,555,815						10,652,805

See accompanying notes to unaudited condensed pro forma financial statements

STRATUS SERVICES GROUP, INC.

Unaudited Pro Forma Condensed Statement of Operations
For the Nine Months Ended June 30, 2003

	Stratus	Add: Elite Personnel Services	Less: Sold Offices (d)	Pro Forma Adjustments		Pro Forma

Revenues	$69,543,643	$5,578,000	$13,285,827	$—		$61,835,816

Cost of revenues	59,327,160	4,992,000	11,509,258	—		52,809,902

Gross profit	10,216,483	586,000	1,776,569	—		9,025,914

Operating expenses	12,653,911	445,000	2,219,184	20,667	(a)	10,900,394

Earnings (loss) from continuing operations before other income (expenses)	(2,437,428)	141,000	(442,615)	(20,667)		(1,874,480)

Other income (expenses):

Interest and financing costs	(1,441,458)	—	(152,382)	(39,046	)(b)	(1,349,435)
				(21,313	)(c)

Other income	71,405	—	—	—		71,405
	(1,370,053)	—	(152,382)	(60,359)		(1,278,030)

Earnings (loss) from continuing operations	(3,807,481)	141,000	(594,997)	(81,026)		(3,152,510)

Dividends and accretion on preferred stock	(954,832)	—	—	—		(954,832)

Net earnings (loss) from continuing operations attributable to common stockholders	$(4,762,313)	$141,000	$(594,997)	$(81,026)		$(4,107,342)

Net earnings (loss) per share from continuing operations attributable to common stockholders (basic and diluted)	$(.28)					$(.24)

Weighted average shares outstanding (basic and diluted)	16,822,687					16,922,697

See accompanying notes to unaudited condensed pro forma financial statements

(1)                                 Basis of Presentation

The accompanying pro forma condensed balance sheet as of June 30, 2003 and statement of operations for the year ended September 30, 2002 and nine months ended June 30, 2003, are presented to give effect to:

(i)             The acquisitions of substantially all of the tangible and intangible assets, excluding accounts receivable, of Provisional Employment Solutions, Inc. (“PES”) and certain offices of Elite Personnel Services, Inc. (“Elite”) which occurred in January 2002 and December 2002, respectively;

(ii)          The sale of substantially all of the tangible and intangible assets, excluding accounts receivable, of five of the Company’s New Jersey offices (the “New Jersey Offices”) to D/O Staffing LLC, which occurred effective September 15, 2003;

(iii)       The sale of substantially all of the tangible and intangible assets, excluding accounts receivable, of the Company’s Miami Springs, Florida office to ALC, LLC, which occurred effective August 18, 2003; and

(iv)      The sale of substantially all of the tangible and intangible assets, excluding accounts receivable, of the Company’s Colorado Springs, Colorado office to US Temp Services, Inc., which occurred effective March 9, 2003.

The offices sold in (ii), (iii) and (iv) above are collectively, “the Sold Offices”.

The historical information set forth in the proforma condensed statement of operations has been adjusted to reflect a change in the manner in which the Company recognizes revenues from payrolling services.  The Company has changed the method of reporting the revenues from payrolling services ("payrolling") from gross billing to a net revenue basis.  The Company expects to amend its Report on Form 10-K for the fiscal year ended September 30, 2002 and its reports on Form 10-Q for the fiscal quarters ended December 31, 2002, March 30, 2003 and June 30, 2003, respectively, to reflect the change in the near future.

The pro forma condensed balance sheet assumes the sale of the New Jersey Offices and the Miami Springs, Florida Office, occurred as of June 30, 2003.  The pro forma condensed statement of operations assumes that all the acquisitions and the sale of the Sold Offices occurred October 1, 2001.  Such information does not purport to be indicative of the results which would have actually been obtained if the acquisitions had been effected on the dates indicated nor is it indicative of actual or future operating results or financial position.

The following summarizes the fair value of the assets acquired at the date of acquisition based upon a third party valuation of certain intangible assets.

Furniture, fixtures and equipment	$75,000
Covenant not to compete	19,500
Customer list	1,172,008
Net assets acquired	$1,266,500

The pro forma condensed statements of operations do not include earnings from discontinued operations.

(2)                                 Pro Forma Adjustments – Condensed Balance Sheet

(a)                                  Adjustment to reflect the balance sheet of the New Jersey Offices and the Miami Springs, Florida Office, sold as part of the transactions.

(b)                                 Adjustment to record cash proceeds of $1,150,000 net of the payment of certain liabilities and costs of the sale of the New Jersey Offices and Miami Springs Florida Office, and the additional proceeds to the Company of $100,000 held in escrow and the $128,000 note receivable, resulting in a loss of $30,800, which is shown as an increase to stockholders’ equity (deficiency).

(3)                              Pro Forma Adjustments – Condensed Statement of Operations for the Nine Months Ended June 30, 2003 and Year Ended September 30, 2002

(a)                                  Adjustment to reflect the depreciation and amortization expense relating to the furniture, fixtures and equipment and intangibles recorded in conjunction with the acquisitions, not already reflected in the Company’s historical condensed statement of operations.

(b)                                 Adjustment to reflect the increase in interest expense relating to the accounts receivable of the acquisition, which would have been financed under the Company’s line of credit.

(c)                                  Records the interest on acquisition notes not already reflected in the Company’s historical condensed statement of operations.

(d)                                 Adjustment to eliminate the results of operations of the Sold Offices.